Exhibit 10.27 Certain information identified with [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. LEASE AGREEMENT THIS LEASE AGREEMENT (“this Lease”) is made as of this 22 day of October, 2020, between ARE-MARYLAND NO. 51, LLC, a Delaware limited liability company (“Landlord”), and NOVAVAX, INC., a Delaware corporation (“Tenant”). BASIC LEASE PROVISIONS Address: 700 Quince Orchard Road, Gaithersburg, Maryland. Premises: That portion of the Project, containing approximately 169,420 rentable square feet, as determined by Landlord, as shown on Exhibit A. The area of the Premises has been measured pursuant to Method A of the BOMA 2017 for Office Buildings: Standard Methods of Measurement as adopted by the Building Owners and Managers Association International (ANSI/BOMA Z65.1-2017). Tenant acknowledges that such measurement shall be conclusive as to the area of the Premises. Project: The real property on which the building (“Building”) in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B. Base Rent: $479,317.42, per month Rentable Area of Premises: 169,420 sq. ft. Rentable Area of Project: 169,420 sq. ft. Tenant’s Share of Operating Expenses: 100% Security Deposit: $[***] Target Commencement Date: November 1, 2020 Rent Adjustment Percentage: [***]% Base Term: Beginning on the Commencement Date and ending 180 months from the first day of the first full month following the Rent Commencement Date. For clarity, if the Commencement Date occurs on the first day of a month, the Base Term will be measured from that date. If the Commencement Date occurs on a day other than the first day of a month, the Base Term will be measured from the first day of the following month. Permitted Use: Research and development, laboratory, biotechnology use manufacturing, general office, and any other lawful purpose that is suitable to office, lab, and manufacturing buildings along the I-270 submarket, and otherwise in compliance with the provisions of Section 7 hereof. Address for Rent Payment: Landlord’s Notice Address: For check payments remit to: [***] For overnight courier remit to: [***] Attn: [***] For wire/ACH payments: On request, Landlord will provide information to Tenant via a secure format. Tenant’s Notice Address:

700 Quince Orchard Road—Novavax, Inc. —Page 2 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. Attn: Chief Legal Officer and Corporate Secretary 21 Firstfield Road Gaithersburg, MD 20878 The following Exhibits and Addenda are attached hereto and incorporated herein by this reference: [X] EXHIBIT A - PREMISES DESCRIPTION [X] EXHIBIT B - DESCRIPTION OF PROJECT [X] EXHIBIT C – WORK LETTER [X] EXHIBIT D - COMMENCEMENT DATE [X] EXHIBIT E - RULES AND REGULATIONS [X] EXHIBIT G – PARKING EASEMENT AGREEMENT [X] EXHIBIT F - TENANT’S PERSONAL PROPERTY [X] EXHIBIT H – RIGHT OF FIRST REFUSAL AGREEMENT [X] EXHIBIT I – GENERATOR LOCATION OPTIONS 1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The exterior portions of the Project (e.g., driveways, areas of ingress and egress, sidewalks, landscaped areas, and areas containing signage) that are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas”; provided, however, that so long as the Premises includes the entirety of the Building, the Common Areas shall be for the exclusive use of Tenant and Landlord, and Landlord’s use shall be limited to such use as is reasonably necessary to perform its obligations and exercise its rights under this Lease. Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant’s use of the Premises for the Permitted Use; provided, however, that so long as the Premises includes the entirety of the Building, any modifications to the Common Areas (excepting routine maintenance, repairs, Landlord’s standard signage, landscaping, and like-kind replacements) shall be subject to Tenant’s prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed. 2. Delivery; Acceptance of Premises; Commencement Date. Landlord shall use reasonable efforts to make the Premises available to Tenant for Tenant’s Work under the Work Letter within [***] of the satisfaction of the Conditions (as defined below) and Tenant’s delivery of evidence of the insurance required hereby and by the Work Letter (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the Premises within [***] of the Target Commencement Date for any reason other than Force Majeure Delays, this Lease may be terminated by Landlord or Tenant by written notice to the other, and if so terminated by either: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions that expressly survive termination of this Lease. As used herein, (i) “Force Majeure Delays” means delays arising by reason of any Force Majeure (as defined in Section 34), and (ii) “Tenant’s Work” shall have the meaning set forth in the Work Letter. If neither Landlord nor Tenant elects to void this Lease within [***] of the lapse of such [***] period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect. (a) Dates. The “Commencement Date” shall mean the date on which Landlord Delivers the Premises to Tenant. The “Rent Commencement Date” shall mean January 1, 2022. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date, the Rent Commencement Date, and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder.

700 Quince Orchard Road—Novavax, Inc. —Page 3 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. The “Term” of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions and any Extension Terms that Tenant may elect pursuant to Section 39 hereof. (b) Condition of Premises. Except as set forth in the Work Letter (including Landlord’s obligation to deliver the Premises to Tenant in the shell condition described in Exhibit C-1): (i) Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable Legal Requirements (as defined in Section 7 hereof); (ii) Landlord shall have no obligation for any defects in the Premises; and (iii) Tenant’s taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken. Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease. (c) Complete Agreement. Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations that are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein. (d) Contingency. This Lease and Landlord’s obligation to Deliver the Premises to Tenant are contingent on the following events (“Conditions”) occurring: (i) Landlord and Rock Creek—Quince Orchard, a Delaware limited liability company (“Current Owner”), closing on the purchase and sale of the Project pursuant to the terms and conditions of an Agreement of Purchase and Sale dated as of October 13, 2020 (“Project Closing”), (ii) Tenant and an affiliate of Current Owner, Rockside-14 LLC, a Maryland limited liability company (“Current 14FF Owner”), closing on the purchase and sale of the approximately 9.7 acre parcel of land adjoining the Project known as 14 Firstfield Road, Gaithersburg, Maryland (“14FF”) pursuant to the terms and conditions of an Agreement of Purchase and Sale, and (iii) Landlord and Tenant, as fee owner of 14FF, executing and delivering an agreement mutually acceptable to them in form and substance granting a perpetual easement to Landlord and its tenant(s) at the Project and Landlord’s successors and assigns for the right to park and have access to not more than the Minimum Parking (as defined in Section 10) within a prescribed area located on 14FF (“Parking Easement Agreement”). The form of the Parking Easement Agreement is attached hereto as a part hereof as Exhibit G, which Parking Easement Agreement shall be recorded by Tenant among the Land Records of Montgomery County, Maryland (“Land Records”) contemporaneous with the Project Closing. Within 10 days after written request from either Landlord or Tenant, Landlord and Tenant shall execute and deliver a statement in form and substance reasonably acceptable to them confirming that the Conditions have been satisfied or waived. Landlord and Tenant currently anticipate that the Conditions will be satisfied on or about October 23, 2020. If the Conditions are not satisfied by October 23, 2020 (“Initial Closing Date”), Landlord shall have the right to extend the Initial Closing Date to a date not later than December 31, 2020 (“Extended Closing Date”) by giving written notice to Tenant by no later than the Initial Closing Date. If the Conditions are not satisfied by the Initial Closing Date (if not extended by Landlord) or the Extended Closing Date, either Landlord or Tenant shall have the right to terminate this Lease by giving written notice to the other, whereupon (A) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (B) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions that expressly survive termination of this Lease. If neither Landlord nor Tenant elects to void this Lease within 5 business days of the Initial Closing Date or Extended Closing Date, as applicable, such right to void this Lease shall be waived and this Lease shall remain in full force and effect. (e) Transfer of Surplus Density. If Tenant acquires fee title to 14FF from the Current 14FF Owner, Landlord shall, at Tenant’s request, take such action to transfer and reallocate the surplus

700 Quince Orchard Road—Novavax, Inc. —Page 4 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. commercial density under the currently approved sketch plan from the Project to 14FF (“Surplus Density”). The transfer of the Surplus Density shall be without cost or expense to Tenant, except for any costs associated with Tenant’s application to amend the sketch plan and/or effectuate the transfer of Surplus Density as directed by the City of Gaithersburg. Landlord shall cooperate with Tenant by providing appropriate authorizations and signatures to effectuate the transfer of Surplus Density. As of the Commencement Date, the Surplus Density is projected to be approximately 222,535 gross square feet (400,000 gross square feet based on current sketch plan less 177,465 gross square feet for the Building per the current site plan). 3. Rent. (a) Base Rent. The first month’s Base Rent and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Beginning on the Rent Commencement Date, Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease. (b) Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of “Operating Expenses” (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period. 4. Base Rent Adjustments. Base Rent shall be increased on each anniversary of the first day of the first full month during the Term of this Lease (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated. 5. Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (“Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. Beginning on the Commencement Date, Tenant shall pay Landlord on or before the first day of each calendar month during the Term hereof an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated. All Operating Expenses shall be determined according to generally accepted accounting principles, consistently applied (“GAAP”). The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Project (including, without duplication, Taxes (as defined in Section 9), insurance, Permitted Capital Expenditures (as defined below), the Maintenance Costs (as defined in the Parking Easement Agreement), the insurance premium costs paid by Landlord under the Parking Easement Agreement, and the costs of Landlord’s third party property manager in an amount equal to the lesser of (i) [***] or (ii) [***], or, [***], administration rent in the amount of [***] of Base Rent, excluding only:

700 Quince Orchard Road—Novavax, Inc. —Page 5 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. (a) the original construction costs of the Project and renovation prior to the date of this Lease and costs of correcting defects in such original construction, design, or renovation; (b) any capital expenditures except for Permitted Capital Expenditures; (c) interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project; (d) depreciation of the Project (except for depreciation of Permitted Capital Expenditures, the cost of which are includable in Operating Expenses in accordance with the terms set forth below); (e) Intentionally deleted; (f) legal and other expenses incurred in the negotiation or enforcement of leases; (g) Intentionally deleted; (h) Intentionally deleted; (i) costs to be paid directly by Tenant, whether or not actually paid; (j) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project; (k) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses; (l) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building; (m) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7); (n) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency; (o) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis; (p) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

700 Quince Orchard Road—Novavax, Inc. —Page 6 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. (q) costs in connection with services (including electricity), items or other benefits of a type that are not standard for the Project and that are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord; (r) costs incurred in the sale or refinancing of the Project; (s) net income taxes of Landlord or the owner of any interest in the Project (except to the extent such net income taxes are in substitution for any Taxes payable hereunder), franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein; (t) Intentionally deleted; (u) reserves for future repairs and replacements; (v) interest or penalties arising solely by reason of Landlord’s failure to pay timely any Operating Expenses; (w) costs for which Landlord is reimbursed by its insurance carrier or is reimbursed by Tenant’s insurance carrier; (x) costs directly resulting from the gross negligence or willful misconduct of Landlord or its agents, contractors, or employees; (y) legal and auditing fees or other professional fees, other than those reasonably incurred in connection with the maintenance and routine operation of the Project; and (z) costs incurred by Landlord for repair or replacement of Building structural elements for which Landlord is responsible under this Lease. (i) Capital Improvements. Notwithstanding anything to the contrary contained in this Lease, Operating Expenses shall not include any cost, expense, or fee for capital repairs, improvements, or replacements to the Building, equipment, or other capital items that, in accordance with GAAP, is required to be capitalized rather than expensed in the year incurred, except for those costs that: (a) reasonably expected by Landlord to reduce overall Operating Expenses (for example, without limitation, by reducing energy usage at the Project), and (b) are made to comply with any changes in applicable Legal Requirements enacted after the Commencement Date (the foregoing clauses (i) and (ii) are collectively referred to herein as “Permitted Capital Expenditures”); provided, however, that any Permitted Capital Expenditures shall be amortized on a straight-line basis over a period of years equal to the useful life (as determined in accordance with GAAP) of the item in question and shall only be included in Operating Expenses in accordance with such amortization schedule. For the avoidance of doubt, Landlord will perform and solely bear the costs of all necessary and customary capital replacements involving the roof, roof membrane, parking areas that are part of the Common Areas of the Project, and Existing Systems (as defined in Section 13) without passing through such costs to Tenant as part of Operating Expenses. (ii) Annual Statement. Within [***] after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within [***] after

700 Quince Orchard Road—Novavax, Inc. —Page 7 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within [***] after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. (iii) Audit Rights. The Annual Statement shall be final and binding upon Tenant and Landlord unless Tenant, within [***] after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such [***] period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access (in the Washington, D.C. metropolitan area) to Landlord’s books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant’s questions (“Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected by Tenant that has a regional or national presence, working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (“Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within [***] after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within [***] after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than [***] then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Project is not at least [***] occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year shall be computed as though the Project had been [***] occupied on average during such year. (iv) Tenant’s Share. “Tenant’s Share” shall be the percentage set forth in the Basic Lease Provisions as Tenant’s Share. Because Tenant is leasing 100% of the Project, no adjustments to Tenant’s Share shall be made regardless of changes in the physical size of the Premises or the Project occurring thereafter. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.” (v) Tenant Performance of Property Management. Because Tenant or its agent shall be performing property management services at the Project, (A) Landlord and Tenant shall mutually agree on the terms, conditions, and scope of a management and deferred maintenance plan reasonably acceptable to Landlord (collectively, the “Property Management Plan”), and (B) Landlord shall have the right to approve any property management entity engaged by Tenant to perform property management services at the Project, such approval not to be unreasonably withheld, delayed, or conditioned. Pursuant to the Property Management Plan, Tenant shall provide, or cause to be provided, to Landlord true and complete copies of all then current service agreements and warranties for the Project, including, but not limited to, service agreements and warranties for the HVAC system, elevators, life safety systems, and roofing.

700 Quince Orchard Road—Novavax, Inc. —Page 8 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. 6. Security Deposit. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (“Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (“Letter of Credit”): (i) in form and substance reasonably satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution reasonably satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the State of Maryland. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least [***] before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. On Landlord’s receipt of a replacement Letter of Credit that complies with the terms and conditions of this Section, Landlord shall return the unapplied cash to Tenant. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit, Tenant shall pay Landlord within [***] after written demand the amount that will restore the Security Deposit (by posting a replacement Letter of Credit) to the amount set forth in the Basic Lease Provisions. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings involving Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within [***] after demand from Landlord, restore the Security Deposit to its original amount (by posting a replacement Letter of Credit). If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within [***] after the expiration or earlier termination of this Lease. If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Section 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon. 7. Use. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon [***] written notice from Landlord, discontinue any use of the Premises that is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase

700 Quince Orchard Road—Novavax, Inc. —Page 9 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. the insurance risk, or cause the disallowance of any sprinkler or other credits. Notwithstanding the foregoing, Landlord expressly acknowledges and agrees that Tenant’s use of the Premises for research and development, laboratory, biotechnology use manufacturing, and general office purposes in accordance with the Legal Requirements shall not be deemed to void Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items in the Project elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord (which consent shall not be unreasonably withheld, conditioned, or delayed), use the Premises in any manner that will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project. (a) Modifications to Common Areas. Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) or at Tenant’s expense (to the extent such Legal Requirement is applicable solely by reason of Tenant’s particular use of the Premises) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements, including the ADA. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA). Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Legal Requirements, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement. 8. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time upon [***] written notice, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to (I) [***] of Rent in effect during the last [***] of the Term for the first [***] period of the holdover, (II) [***] of Rent in effect during the last [***] of the Term for the [***] period of the holdover, and (III) [***] of Rent in effect during the last [***] of the Term for the [***] period and thereafter of the holdover, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over (including, from and after [***] after the end of the Term, consequential damages if Landlord has advised Tenant in writing in advance that a particular tenant has signed a new lease with Landlord for the Premises and any particular consequential damages that Landlord may incur or

700 Quince Orchard Road—Novavax, Inc. —Page 10 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. suffer under such new lease as a result of Tenant’s holding over, including, without limitation, consequential damages that Landlord may incur or suffer by reason of Landlord’s inability to lease the Premises or deliver occupancy to such particular tenant). Tenant shall pay Base Rent and Tenant’s Share of Operating Expenses on a per diem basis at such monthly rental rate for each day that Tenant so retains possession. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease. 9. Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by any Governmental Authority, or (v) imposed as a license or other fee, charge, tax, or assessment on Landlord’s business or occupation of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes and any reduction in Taxes will be credited to the Operating Expenses during the Term or refunded to Tenant within [***] if received after the expiration of the Term (which credit or refund shall be net of the costs and expenses [***] incurred by Landlord in obtaining any such reduction). Taxes shall not include any net income taxes imposed on Landlord except to the extent such net income taxes are in substitution for any Taxes payable hereunder. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord allocates Taxes in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand. 10. Parking. Subject to all Legal Requirements, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Landlord shall provide, commencing on the Commencement Date and continuing throughout the Term of this Lease (including the Base Term and any Extension Terms), a minimum of 200 surface parking spaces located within the Project for Tenant’s exclusive use. To maximize the parking capacity within the Project, Tenant shall have the right, at its sole cost and expense, to engage a third-party parking vendor to provide for the valet parking of Tenant’s employee’s vehicles to park in those areas designated for non-reserved parking, subject in each case to Landlord’s rules and regulations. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties. (a) Parking at 14 Firstfield. Pursuant to the Parking Easement Agreement, Tenant acknowledges that a portion of the parking for its use shall be provided by the Minimum Parking located on 14FF. For purposes of this Lease, “Minimum Parking” means the number of parking spaces located on 14FF to accommodate the greater of: (i) the number of additional parking spaces to meet the minimum

700 Quince Orchard Road—Novavax, Inc. —Page 11 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. number of parking spaces required by applicable Legal Requirements for Tenant’s uses in the Building that are not provided within the surface parking lot within the Project, and (ii) the number of additional parking spaces to satisfy the minimum of 2.25 parking spaces per 1,000 rentable square feet of the Premises up to a maximum of 225 parking spaces. As of the Commencement Date, Landlord and Tenant agree that the Minimum Parking shall consist of 181 parking spaces. If any streets are built to public standards within the Project and are not determined by the applicable Governmental Authority to be dedicated in the future, any on-street parking spaces shall be counted towards the 2.25/1,000 rentable square feet parking ratio. 11. Utilities, Services. (a) General. Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, telephone, sewer, stormwater management, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services) (collectively, “Utilities”). The following Utilities will be separately metered by Landlord and charged directly to Tenant by the provider: electricity, water, sewer, and natural gas. Tenant shall pay for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Tenant shall (i) pay directly to the Utility provider, prior to delinquency, all Utilities and services (including trash removal and janitorial services) that may be furnished to Tenant or the Premises during the Term, and (ii) enter into and maintain during the Term a contract with a qualified and licensed entity for the removal from the Premises of any Hazardous Materials (as defined in Section 30) waste. No interruption or failure of Utilities from any cause whatsoever shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. (b) Energy Data. Tenant agrees to provide Landlord with access to Tenant’s water and/or energy usage data on a monthly basis, either by providing Tenant’s applicable utility login credentials to Landlord’s designated online portal, or by another delivery method reasonably agreed to by Landlord and Tenant. The costs and expenses incurred by Landlord in connection with receiving and analyzing such water and/or energy usage data (including, without limitation, as may be required pursuant to applicable Legal Requirements) shall be included as part of Operating Expenses. (c) Service Interruption. Notwithstanding anything to the contrary set forth herein, if (i) a stoppage of an Essential Service (as defined below) to the Premises shall occur and such stoppage is due solely to the negligent acts or omissions of Landlord and not due in any part to any act or omission on the part of Tenant or any Tenant Party or any matter beyond Landlord’s reasonable control (any such stoppage of an Essential Service being hereinafter referred to as a “Service Interruption”), and (ii) such Service Interruption continues for more than [***] after Landlord shall have received written notice thereof from Tenant, and (iii) as a result of such Service Interruption, the conduct of Tenant’s normal operations in the Premises are [***] affected, then, to the extent that such Service Interruption is covered by rental interruption insurance carried by Landlord pursuant to this Lease, there shall be an abatement of [***] Base Rent for each day during which such Service Interruption continues after such [***] period; provided, however, that if any part of the Premises is reasonably useable for Tenant’s normal business operations or if Tenant conducts all or any part of its operations in any portion of the Premises notwithstanding the Service Interruption, then the amount of each daily abatement of Base Rent shall only be proportionate to the nature and extent of the interruption of Tenant’s normal operations or ability to use the Premises. The rights granted to Tenant under this paragraph shall be Tenant’s sole and exclusive remedy resulting from a failure of Landlord to provide services, and Landlord shall not otherwise be liable for any loss or damage suffered or sustained by Tenant resulting from any failure or cessation of services. For purposes hereof, the term “Essential Services” shall mean the following services: heating, ventilating, and air conditioning (“”HVAC”) service, water, sewer, and electricity, but in each case only to the extent that Landlord has an obligation to provide same to Tenant under this Lease. The provisions of this paragraph shall only apply as long as Novavax, Inc. is the tenant occupying the Premises under this Lease and shall not apply to any assignee or sublessee, except in connection with a Permitted Assignment/Sublease pursuant to Section 22(c) below..

700 Quince Orchard Road—Novavax, Inc. —Page 12 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. 12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems not involving any modifications to the structure or connections (other than by ordinary plugs or jacks) to Building Systems (as defined in Section 13) shall be referred to as “Alterations.” (a) Notice-Only Alterations. Tenant may construct nonstructural Alterations in the Premises that do not affect Building Systems without Landlord’s prior approval if the aggregate cost of all such work in any 12 month period does not exceed $***] (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration not less than 5 business days in advance of commencing construction. (b) Consent Alterations. Any Alterations other than a Notice-Only Alteration (such Alterations, “Consent Alterations”) shall be subject to Landlord’s prior written consent, which consent shall not be unreasonably withheld, delayed, or conditioned; provided, however, that if the Consent Alteration affects the structure or Building Systems, Landlord may grant or withhold its consent in its sole discretion. Tenant’s written request for consent to any Consent Alteration shall be accompanied by plans, specifications, work contracts and such other information concerning the nature and cost of the Consent Alteration as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials, which notice and accompanying materials shall be delivered to Landlord not less than [***] in advance of any proposed construction. Landlord shall respond to such request for consent within 7 business days of receipt of Tenant’s request. If Landlord does not respond to such request within such 7 business day period, Tenant shall send a second written notice to Landlord (together with a concurrent copy sent by a reputable overnight delivery service providing receipted evidence of delivery to Mr. Lawrence J. Diamond, Alexandria Real Estate Equities, Inc., 946 Clopper Road, Gaithersburg, Maryland 20878, with a concurrent copy to Kevin L. Shepherd, Esquire, Venable LLP, Suite 900, 750 East Pratt Street, Baltimore, Maryland 21202 [or such other addressees as Landlord may designated in written notice to Landlord from time to time]) requesting Landlord’s approval of the proposed Consent Alteration. If Landlord does not respond within 5 business days after receipt of such second notice, such request for Consent Alterations shall be deemed to have been approved by Landlord. Such second notice to Landlord shall state the following in bold face type in capitalized letters: LANDLORD’S FAILURE TO RESPOND WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF THIS REQUEST SHALL MEAN THAT LANDLORD HAS BEEN DEEMED TO HAVE APPROVED THE REQUEST FOR CONSENT ALTERATIONS DESCRIBED IN THIS REQUEST. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. (c) General. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to the out of pocket expense incurred by Landlord in connection with third party review of any Alteration, which amount shall not exceed [***] of the cost of such Alteration. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup. (d) Security for Alterations. With respect to any Consent Alteration costing in excess of $[***], Tenant shall, at Tenant’s election, either evidence adequate cash balances, furnish security, or make other arrangements reasonably satisfactory to Landlord to assure payment for the completion of the Consent Alteration work free and clear of liens. With respect to all Alterations, Tenant shall provide (and cause each contractor or subcontractor to provide) certificates of insurance (in form and substance

700 Quince Orchard Road—Novavax, Inc. —Page 13 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. reasonably satisfactory to Landlord; form ACORD 28 [2006/07] is not satisfactory to Landlord) for workers’ compensation and other coverage in amounts and from an insurance company reasonably satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Consent Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for the Consent Alterations. Upon completion of any Notice-Only Alterations, Tenant shall deliver to Landlord “as built” plans for the Notice-Only Alterations. (e) Tenant’s Property; Installations. Other than (i) the items, if any, listed on Exhibit F attached hereto, (ii) any items agreed by Landlord in writing to be included on Exhibit F in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not paid for out of the TI Fund (as defined in the Work Letter) that may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, “Tenant’s Property”), all property of any kind paid for with the TI Fund, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises such as fume hoods that penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built- in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, “Installations”) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 28 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested or at the time it receives notice of a Notice- Only Alteration notify Tenant in writing if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant’s Property that was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if such space were otherwise occupied by Tenant. (f) Mezzanine. Tenant shall have the right, at its sole cost and expense, to construct and install a mezzanine and walk-on ceiling above the third floor of the Premises (collectively, the “Mezzanine”). The Mezzanine shall constitute an Alteration and shall be subject to the provisions of this Section 12, including Landlord’s review and approval. Landlord shall not charge, impose, or assess any Base Rent or other form of Rent for Tenant’s use of the space occupied by the Mezzanine, and the area occupied by the Mezzanine shall not be factored into the calculation of the parking ratio under Section 10. On the expiration or earlier termination of the Term, Tenant shall have no obligation to remove the Mezzanine and associated items installed in or on the Mezzanine but shall surrender it in the condition and state of repair as set forth in Lease. (g) Generator and Fuel Tank. Subject to the satisfaction of all of the conditions set forth in this Section, Tenant, at its sole cost and expense, may install and once installed shall maintain in one of the locations shown on Exhibit I attached hereto for use in connection with Tenant’s business in the Premises a generator and/or an uninterruptable power supply system with adequate capacity as mutually agreed by Landlord (Landlord’s approval not to be unreasonably withheld, conditioned, or delayed) and Tenant (collectively, the “Generator”) and an above-ground fuel storage tank with adequate capacity as mutually agreed by Landlord (Landlord’s approval not to be unreasonably withheld, conditioned, or delayed) and Tenant (“Fuel Tank”). (i) Parking. The number of parking spaces occupied by the Generator and Fuel Tank shall be counted against Tenant’s pro rata share of parking spaces set forth in Section 10, but in all events

700 Quince Orchard Road—Novavax, Inc. —Page 14 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. any such reduction in the number of parking spaces shall not cause Landlord to be in violation of applicable Legal Requirements governing the minimum number of parking spaces Landlord is required to provide. (ii) Testing. Tenant shall be allowed to test the Generator once a week at a time mutually agreed to by Landlord and Tenant. Tenant shall immediately take all necessary actions to prevent the Generator from causing any adverse effects to the air quality of the Building. No promotional or advertising matter or signage shall be attached to, painted, or displayed on the Generator or Fuel Tank. (iii) Installation; Maintenance; Removal. The Generator and Fuel Tank and all related piping, venting, and metering devices shall be installed by a contractor reasonably acceptable to Landlord and thereafter shall be properly maintained by Tenant, all at Tenant’s sole expense. Tenant shall be responsible for connecting the Generator to the electrical supply system serving the Premises in accordance with the plans and specifications approved by Landlord (such approval not to be unreasonably withheld, conditioned, or delayed) and in accordance with any applicable permitting requirements. At the expiration or earlier termination of the Term, the Generator and Fuel Tank shall, at the request and election of Landlord, be removed at Tenant’s sole cost and expense and the area on which they were located shall be returned to the condition it was in prior to the installation of the Generator and Fuel Tank. If Landlord does not direct that the Generator and Fuel Tank be so removed, and provided that the Generator and Fuel Tank are then-owned by Tenant and not leased or financed pursuant to a bona-fide third party lease or financing, Landlord shall acquire sole ownership of the Generator and Fuel Tank free and clear of all liens and encumbrances so that Landlord has good and marketable title thereto and Tenant shall execute and deliver to Landlord a bill of sale therefor (in the absence of a bill of sale, this Section shall constitute the bill of sale). Tenant shall pay all governmental fees, charges, and taxes and all hook-up and disconnection fees associated with Tenant’s use of the Generator and Landlord shall have no liability therefor. All of the provisions of this Lease, including, without limitation, the insurance, maintenance, repair, release, and indemnification provisions set forth in this Lease shall apply and be applicable to Tenant’s installation, operation, maintenance, and removal of the Generator and Fuel Tank. Tenant shall, at its sole cost and expense, secure all necessary permits and approvals from all applicable Governmental Authorities for the size, placement, installation, and removal of the Generator and Fuel Tank. If Tenant is unable to obtain the necessary approvals and permits from any Governmental Authorities for the Generator and Fuel Tank, Tenant shall have no remedy, claim, cause of action, or recourse against Landlord, nor shall such failure or inability to obtain any necessary permits or approvals provide Tenant the right to terminate this Lease. Landlord shall cooperate with Tenant in securing all necessary permits and approvals for the Generator and Fuel Tank; provided, however, that Landlord shall not be obligated to spend any monies in connection with obtaining such permits and approvals and shall not be required to perform any act or otherwise take any action that would impose or create any liabilities on Landlord. Without limiting any other obligations of Tenant set forth in this Lease, Tenant shall, at its sole cost and expense, install, maintain, and repair the Generator and Fuel Tank and keep such equipment in good order and operating condition. The Fuel Tank shall serve as the fuel source for the Generator to be installed by Tenant. Any installation work described in this Section shall comply with the terms and conditions of this Lease. (iv) Insurance. If the presence of the Fuel Tank and all related infrastructure (including, but not limited to, piping, venting, and metering devices) is the sole cause of an increase in Landlord’s property or liability insurance premiums for the Building, Landlord shall so inform Tenant in writing and Tenant shall pay to Landlord as Additional Rent within [***] after demand therefor an amount equal to such increase. (v) Compliance. Tenant shall, at its sole cost and expense, comply with all Legal Requirements that may now or hereafter be applicable to the area in which the Generator and the Fuel Tank shall be located or to the installation, use, operation, repair, removal, maintenance, and replacement of the Generator and the Fuel Tank. The Legal Requirements include, but are not limited to, Legal Requirements (A) requiring that Tenant obtain the necessary permits for the installation, use, operation, repair, removal, maintenance, and replacement of the Generator and the Fuel Tank, (B) prohibiting oil or petroleum pollution, (C) requiring the person discharging or permitting the discharging of oil or petroleum

700 Quince Orchard Road—Novavax, Inc. —Page 15 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. or participating in the discharge or spilling of oil or petroleum to report such discharge or spill to the proper Governmental Authorities, (D) requiring the removal of spilled oil or petroleum, and (E) requiring certain inspections, gauging, and recordkeeping. Tenant shall pay all costs, expenses, claims, fines, penalties, and damages that may in any manner arise out of or be imposed because of the failure of Tenant to comply with this Section. Tenant shall indemnify, defend, and hold harmless Landlord and its officers, members, directors, employees, managers, employees, agents, and contractors from all claims, injuries, damages, costs, expenses, losses, and liabilities (including, but not limited to, reasonable attorneys’ fees) arising from Tenant’s failure to comply with this Section. Each party shall promptly give notice to the other of any notice of violation received by each party. Tenant shall retain all right, title, and interest in and to the Fuel Tank and all related infrastructure (including, but not limited to, piping, venting, and metering devices) during the Term, and Landlord hereby disclaims any right, title, and interest in and to the Fuel Tank and all related infrastructure (including, but not limited to, piping, venting, and metering devices). 13. Landlord’s Repairs. Landlord, as an Operating Expense (unless expressly excluded from Operating Expenses by the terms of Section 5), shall (a) maintain the Project’s grounds and landscaping, and (b) replace (but not repair and maintain, which is Tenant’s responsibility) the (i) roof and roof membrane, and (ii) the following items that exist in the Building as of the Commencement Date (collectively, the “Existing Systems”): emergency 200 kW electricity generator relocated on the roof, fire sprinkler system, 2 passenger elevators and 1 freight elevator, Datawatch access control system, and the cooling tower. Excluded from the foregoing items are reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s agents, servants, employees, invitees and contractors (collectively, “Tenant Parties”). Notwithstanding anything herein to the contrary, Landlord shall, at its expense and not as an Operating Expense, make capital repairs to, and replace, the roof, foundation, slab, and structural walls of the Building. Losses and damages caused by Tenant or any Tenant Party to the roof, foundation, slab, and structural walls of the Building shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense and as Additional Rent. With respect to those components of the Project that Landlord is required to maintain or replace as set forth in clauses (a) and (b) above, Landlord reserves the right to stop Building Systems services when reasonably necessary (i) by reason of accident or emergency, or (ii) upon 15 business days’ notice to Tenant for planned repairs, alterations or improvements, which are, in the reasonable judgment of Landlord, desirable or necessary to be made, until such repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that (A) Landlord shall, except in case of emergency, give Tenant 15 business days’ advance written notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements, and (B) Landlord shall use commercially reasonable efforts to limit any such stoppage to evenings and weekends if the stoppage would materially interfere with Tenant’s business operations. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section (or with respect to any emergency, verbal notice followed immediately by written notice), after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Notwithstanding the foregoing, Landlord and Tenant hereby agree that, with respect to any condition requiring repair or maintenance by Landlord, which condition materially interferes with Tenant’s business operations, Landlord shall (subject to Force Majeure) commence such repair within 24 hours after notice (which may be verbal), and Landlord shall diligently pursue completion of such repair as soon as reasonably possible under the circumstances. If Landlord fails (subject to Force Majeure) to commence such repair within such 24 hours, and/or fails to diligently pursue completion of such repair, then, to the extent reasonably necessary to remedy the condition materially interfering with Tenant’s business operations, Tenant may commence to cure the condition, which cure shall be at Tenant’s sole cost and expense; provided, however, that Tenant shall not exercise such right to cure if the condition affects the roof membrane or would otherwise be deemed a capital expenditure that would, pursuant to Section 5 above, be at Landlord’s cost and not part of Operating Expenses if performed by Landlord. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein.

700 Quince Orchard Road—Novavax, Inc. —Page 16 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18. 14. Tenant’s Repairs. Except as expressly provided in Section 13 hereof, Tenant shall, at its expense, (a) maintain and repair the (i) roof and roof membrane, (ii) Existing Systems, and (iii) all of the structural and exterior areas of the Project, (b) maintain, repair, and replace (i) the HVAC, mechanical, electrical, and plumbing (“MEP”), loading dock, penthouse areas, life safety systems, and all other building systems of every type and nature serving the Premises and other portions of the Project (collectively, “Building Systems”), (ii) all other portions of the Project, including, without limitation, the parking area, sidewalks and walkways, windows and related components, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls, and (iii) perform the following services at the Project: snow and ice removal; repainting, resealing, restriping, cleaning, and sweeping of sidewalks, parking areas, and driveways; exterior window cleaning, exterior light bulbs, general maintenance of the exterior Common Areas, and refuse and trash collection. All maintenance, repair, and replacement activities shall be performed in a manner consistent (as mutually agreed by Landlord and Tenant, both parties acting reasonably and in good faith) with that performed in comparable buildings in the Gaithersburg, Maryland submarket, reasonable wear and tear excluded. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises or Project, Landlord shall give Tenant written notice of such failure. If Tenant fails to commence cure of such failure within 10 business days of Landlord’s written notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 30 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the reasonable out-of-pocket costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises. (a) Maintenance Contracts. Tenant, at its expense, shall at all times during the Term maintain with qualified contractors maintenance and repair contracts (“Maintenance Contracts”) for all Building Systems, including, but not limited to, the HVAC units serving the Premises, the elevators located in the Building, all life safety systems serving the Premises, the roof and roof membrane, and any emergency electrical generator(s) serving the Premises. The Maintenance Contracts shall be in form and content reasonably satisfactory to Landlord. Landlord shall be a third party beneficiary of the Maintenance Contracts and, within 30 days after Landlord’s request, Tenant shall deliver a copy of the Maintenance Contracts to Landlord. 15. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 20 days after the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge, by bond or otherwise, any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

700 Quince Orchard Road—Novavax, Inc. —Page 17 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. 16. Indemnification. (a) By Tenant. Tenant hereby indemnifies, and agrees to defend, save and hold Landlord and Landlord’s members, shareholders, partners, officers, directors, managers, employees, agents, contractors, successors and assigns harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, Building, or Project, arising directly or indirectly out of: (i) the conduct of Tenant’s business or the use or occupancy of the Premises, Building, or Project by Tenant or any Tenant Party (including without limitation any act, omission or neglect by Tenant or any Tenant Party), except to the extent caused by the willful misconduct or negligence of Landlord, or (ii) a breach or default by Tenant in the performance of any of its obligations hereunder. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord shall not be liable for any damages arising from any act, omission or neglect of any third party. (b) By Landlord. Subject to the provisions of Sections 16(a) and 36, Landlord hereby indemnifies and agrees to defend, save and hold Tenant harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Common Area caused by Landlord’s willful misconduct or gross negligence, except to the extent caused by the willful misconduct or negligence of Tenant or any Tenant Party. 17. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $[***] for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or that are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance that Landlord reasonably deems necessary as a result of Tenant’s use of the Premises. Tenant, at its sole cost and expense, shall maintain during the Term (commencing on the earlier to occur of (i) completion of the Tenant Improvements and (ii) Tenant’s occupancy of the Premises): all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $[***] per occurrence for bodily injury and property damage with respect to the Premises (such insurance may be satisfied through the evidencing of Umbrella Liability coverage in support). The commercial general liability insurance policy shall name Landlord and Alexandria Real Estate Equities, Inc., and its and their respective members, officers, directors, employees, managers, and agents (collectively, “Landlord Parties”), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies that have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Tenant from the insurer (it being agreed that Tenant shall immediately notify Landlord of any such cancellation of insurance); and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall

700 Quince Orchard Road—Novavax, Inc. —Page 18 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. be deemed excess over Tenant’s policies). Certificates of insurance (in form and substance reasonably satisfactory to Landlord) showing the limits of coverage required hereunder and showing Landlord as an additional insured shall be delivered to Landlord by Tenant upon Tenant’s execution and delivery of this Lease and upon each renewal of such insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement that specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, within 5 days after the expiration of such policies, furnish Landlord with renewal certificates. In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project. The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer. Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or, not more frequently than [***] during the Term, to bring coverage limits to levels then being generally required by landlords of buildings or projects comparable to the Building or Project in the greater Gaithersburg submarket area. 18. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (“Restoration Period”). If the Restoration Period is estimated to exceed [***] (“Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is [***] after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within [***] of Tenant’s receipt of a notice from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless either Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant unless covered by the insurance Landlord maintains as an Operating Expense hereunder, in which case such improvements shall be included, to the extent of such insurance proceeds, in Landlord’s restoration), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the

700 Quince Orchard Road—Novavax, Inc. —Page 19 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may by written notice to Landlord delivered within [***] of the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is [***] after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant. Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either Landlord or Tenant may terminate this Lease if the Premises are damaged during the last year of the Term and Landlord reasonably estimates that it will take more than [***] to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion that the area of the Premises, if any, that is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate this Lease by reason of damage or casualty loss. The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation that is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters. 19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Project, then upon written notice by either party to the other, this Lease shall terminate and Rent shall be apportioned as of such date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s Property, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project. 20. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

700 Quince Orchard Road—Novavax, Inc. —Page 20 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. (a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within [***] of any such notice not more than once in any [***] period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law. (b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least [***] before the expiration of the current coverage. (c) Abandonment. Tenant shall abandon the Premises without (i) the release of the Premises of all Hazardous Materials Clearances and free of any residual impact from the Tenant HazMat Operations, and (ii) complying with the provisions of Section 28. For purposes of this paragraph, Tenant shall not be deemed to have abandoned the Premises if Tenant is not occupying the Premises but is otherwise complying with the terms and conditions of this Lease. (d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within [***] of the action; provided, however, that in the case of a sublease not permitted herein, Tenant fails to cure such default within [***] after written notice from Landlord. (e) Liens. Tenant shall fail to discharge, bond-off, or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within [***] after Tenant receives written notice that such lien has been filed against the Premises. (f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief that is not dismissed within [***] of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity). (g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 7 business days after a second notice requesting such document. (h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 20 days after written notice thereof from Landlord to Tenant. Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 20 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within

700 Quince Orchard Road—Novavax, Inc. —Page 21 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. such 20 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 60 days from the date of Landlord’s notice. 21. Landlord’s Remedies. (a) Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to [***]% per annum or the highest rate permitted by law (“Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Except as expressly set forth in clause (d) below, nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder. (b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges that may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within [***] after the date such payment is due, Tenant shall pay to Landlord an additional sum of [***]% of the overdue Rent as a late charge (provided that Tenant shall not be required to pay such late charge upon the first occurrence during any calendar year of a late payment by Tenant of Rent). The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the [***] after the date due until paid. (c) Re-Entry. Landlord shall have the right, immediately or at any time thereafter, without further notice to Tenant (unless otherwise provided herein), to enter the Premises, by process of law, without terminating this Lease or being guilty of trespass, and do any and all acts as Landlord may deem necessary, proper or convenient to cure such default, for the account and at the expense of Tenant, any notice to quit or notice of Landlord’s intention to re-enter being hereby expressly waived, and Tenant agrees to pay to Landlord as Additional Rent all damage and/or expense incurred by Landlord in so doing, including interest at the Default Rate, from the due date until the date payment is received by Landlord. (d) Termination. Landlord shall have the right to terminate this Lease and Tenant’s right to possession of the Premises and, by process of law, take possession of the Premises and remove Tenant, any occupant and any property therefrom, without being guilty of trespass and without relinquishing any rights of Landlord against Tenant, any notice to quit, or notice of Landlord’s intention to re-enter being hereby expressly waived. Landlord shall be entitled to recover damages from Tenant for all amounts covenanted to be paid during the remainder of the Term (except for the period of any holdover by Tenant, in which case the monthly rental rate stated at Section 8 herein shall apply), which may be accelerated by Landlord at its option, together with (i) all expenses of any proceedings (including, but not limited to, the expenses set forth in Section 22(f) below) that may be necessary in order for Landlord to recover possession of the Premises, (ii) the expenses of the re-renting of the Premises (including, but not limited to, any commissions paid to any real estate agent, advertising expense and the costs of such alterations, repairs, replacements or modifications that Landlord, in its sole judgment, considers advisable and necessary for the purpose of re-renting), and (iii) interest computed at the Default Rate from the due date until paid; provided, however, that there shall be credited against the amount of such damages all amounts received by Landlord from such re-renting of the Premises, with any overage being refunded to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to re-rent the Premises or, in the event that the Premises are re-rented, for failure to collect the rent thereof under such re-renting and, except as expressly provided in the following paragraph, Tenant expressly waives any duty of the Landlord to mitigate damages. No act or thing done by Landlord shall be deemed to be an acceptance of a surrender of the Premises, unless Landlord shall execute a written agreement of surrender with Tenant. Tenant’s liability

700 Quince Orchard Road—Novavax, Inc. —Page 22 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. hereunder shall not be terminated by the execution of a new lease of the Premises by Landlord, unless that new lease expressly so states. In the event Landlord does not exercise its option to accelerate the payment of amounts owed as provided hereinabove, then Tenant agrees to pay to Landlord, upon demand, the amount of damages herein provided after the amount of such damages for any month shall have been ascertained; provided, however, that any expenses incurred by Landlord shall be deemed to be a part of the damages for the month in which they were incurred. Separate actions may be maintained each month or at other times by Landlord against Tenant to recover the damages then due, without waiting until the end of the term of this Lease to determine the aggregate amount of such damages. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant, by process of law, being evicted or being dispossessed for any cause, or in the event of Landlord, by process of law, obtaining possession of the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease. Except as expressly provided in this paragraph and as a material inducement for Landlord to enter into this Lease, Tenant agrees and acknowledges that Landlord shall have no obligation whatsoever to mitigate any damages resulting from a Default by Tenant under this Lease. In case of a Default by Tenant under this Lease, Landlord’s sole obligation to so mitigate its damages shall be to list the Premises with a licensed broker, list the Premises on Co-Star (or its successor entity), and install (if permissible by the Legal Requirements) a “for lease” sign on or about the Project. On compliance with the foregoing criteria regarding the re-letting of the Premises after a Default by Tenant, Landlord shall be deemed to have fully satisfied Landlord’s obligation to mitigate damages under this Lease regardless of any contrary Legal Requirement in effect on the Commencement Date or at the time of Tenant’s Default. Tenant waives and releases, to the fullest extent permissible under any Legal Requirement, any right to assert in any action by Landlord to enforce the terms of this Lease, any defense, counterclaim, or rights of setoff or recoupment respecting the mitigation of damages by Landlord. (e) Lien for Rent. Upon any default by Tenant in the payment of Rent or other amounts owed hereunder, Landlord shall have a lien upon the property of Tenant in the Premises for the amount of such unpaid amounts, and Tenant hereby specifically waives any and all exemptions allowed by law. In such event, Tenant shall not remove any of Tenant’s property from the Premises except with the prior written consent of Landlord, and Landlord shall have the right and privilege, at its option, to take possession of all Tenant’s property in the Premises, to store the same on the Premises, or to remove it and store it in such place as may be selected by Landlord, at Tenant’s risk and expense. If Tenant fails to redeem the personal property so seized, by payment of whatever sum may be due Landlord hereunder (including all storage costs), Landlord shall have the right, after [***] written notice to Tenant of its intention to do so, to sell such personal property so seized at public or private sale and upon such terms and conditions as may appear advantageous to Landlord, and after the payment of all proper charges incident to such sale, apply the proceeds thereof to the payment of any balance due to Landlord on account of rent or other obligations of Tenant pursuant to this Lease. In the event there shall then remain in the hands of Landlord any balance realized from the sale of such personal property, the same shall be paid over to Tenant. The exercise of the foregoing remedy by Landlord shall not relieve or discharge Tenant from any deficiency owed to Landlord that Landlord has the right to enforce pursuant to any of the provisions of this Lease. Tenant shall also be liable for all expenses incident to the foregoing process, including any auctioneer or attorney’s fees or commissions. At Tenant’s request, Landlord shall subordinate its lien rights as set forth in this paragraph to the lien, operation, and effect of any bona fide third party financing for equipment, trade fixtures, leasehold improvements, and/or working capital pursuant to a subordination agreement in form and substance reasonably acceptable to Landlord. Such subordination shall be limited to specific items of equipment and shall not be in the form of a blanket lien subordination. (f) Expenses. Tenant shall pay, as Additional Rent and immediately upon written demand from Landlord, all costs and expenses incurred by Landlord, including, but not limited to, attorneys’ fees, expert witness fees, paralegal fees, other litigation expenses (such as expenses for photocopying, electronic legal research, and deposition transcripts), and court costs in connection with or arising out of

700 Quince Orchard Road—Novavax, Inc. —Page 23 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. any Default by Tenant under this Lease, including, but not limited to, any action or proceeding brought by Landlord to enforce any obligation of Tenant under this Lease or the right of Landlord in or to the Premises. Such expenses are recoverable at all levels, including appeals and post-judgment actions or proceedings. The giving of a notice of Default by Landlord shall constitute part of an action or proceeding under this Lease, entitling Landlord to reimbursement of such fees and expenses, even if an action or proceeding is not commenced in a court of law and regardless of whether the Default is cured. (g) Suspension of Funding. Upon a Default by Tenant hereunder and during the continuance thereof, Landlord shall have the right to suspend funding of any TI Allowance. (h) Other Remedies. In addition to the remedies set forth in this Section 21, Landlord, at its option, without further notice or demand to Tenant, shall have all other rights and remedies provided at law or in equity. 22. Assignment and Subletting. (a) General Prohibition. Without Landlord’s prior written consent, subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. Landlord shall reply to Tenant’s request for consent within [***]. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof that are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 49% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities that were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22. (b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises other than pursuant to a Permitted Assignment/Sublease, then at least [***] before the date Tenant desires the assignment or sublease to be effective (“Assignment Date”), Tenant shall give Landlord a notice (“Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within [***] after receipt of the Assignment Notice: (i) grant such consent, or (ii) refuse such consent, in its reasonable discretion (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting). No failure of Landlord to deliver a timely notice in response to the Assignment Notice shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. [***]. (c) Permitted Assignment/Sublease; Collaborator Occupancy. Notwithstanding the foregoing, Tenant shall have the right, at any time during the Term, upon [***] prior written notice to Landlord but without obtaining Landlord’s prior written consent, to (i) assign this Lease or sublet any portion of the Premises to any entity controlling, controlled by, or under common control with Tenant, or to any corporation or other entity that is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (A) such merger or consolidation, or such acquisition or assumption, as the case may be, is

700 Quince Orchard Road—Novavax, Inc. —Page 24 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. for a good business purpose and not principally for the purpose of transferring this Lease, and (B) the net worth (as determined in accordance with GAAP) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of Tenant’s most current quarterly or annual financial statements, and (C) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (each, a “Permitted Assignment/Sublease”), provided that Landlord shall have the right to approve the form of any such sublease or assignment, and (ii) permit a business entity that is a subsidiary, affiliate, contractor, client, customer, or collaborator of Tenant, or otherwise has a business relationship with Tenant, and is providing Tenant services in the course of Tenant’s business operations at the Premises or is occupying the Building in furtherance of such business relationship with Tenant (a “Collaborator”) to use a portion of the Premises for any Permitted Use; provided, however, that (A) Tenant receives no compensation for such Collaborator use, (B) the entity remains a Collaborator for the entire duration of such use and the entity is not indicated on the Building directory or any signage on the Premises, and (C) the Collaborator occupies no more than [***] of the rentable area of the Premises (“Collaborator Occupancy”). Such Collaborator Occupancy shall not be deemed a sublease or assignment hereunder, nor shall it vest in any such Collaborator any right, title, or interest in this Lease or the Premises nor shall it relieve, release, impair, or discharge any of Tenant’s obligations hereunder. Tenant shall ensure that the Collaborator complies with the terms of this Lease, including, but not limited to, the obligation to obtain and maintain the insurance coverages as more fully described in Section 17 (Insurance). In the case of a Permitted Assignment/Sublease, Tenant shall not be required to share Excess Rents (as defined below) with Landlord. (d) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require: (i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under this Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and (ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, such installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature that, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. (e) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of

700 Quince Orchard Road—Novavax, Inc. —Page 25 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. Tenant’s other obligations under this Lease. Other than with respect to a Permitted Assignment/Sublease, if the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs, any design or construction fees directly related to and required pursuant to the terms of any such sublease or assignment, and the unamortized costs of any improvements to the Premises directly paid for by Tenant from time to time (allocated pro rata to the portion of the Premises being subleased) (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder [***]% of such Excess Rent within [***] following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent. (f) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under this Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises. (g) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party. 23. Estoppel Certificate. Tenant shall, within [***] of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s fai lure to deliver such statement within such time shall, at the option of Landlord, be conclusive upon Tenant that this Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution. 24. Quiet Enjoyment. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times

700 Quince Orchard Road—Novavax, Inc. —Page 26 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord. 25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months. 26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between such rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not enforce such rules and regulations in a discriminatory manner. 27. Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. Throughout the Term and within 120 days of the execution and delivery of such Mortgage, Landlord shall use commercially reasonable efforts to obtain a subordination, non-disturbance, and attornment agreement (“SNDA”) on Holder’s standard form (with mutually agreed upon reasonable modifications) in favor of Tenant assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. The SNDA shall not diminish any of Tenant’s rights under this Lese or materially increase Tenant’s costs or risks under this Lease. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust. 28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than Landlord or a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least [***] prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (“Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and

700 Quince Orchard Road—Novavax, Inc. —Page 27 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. approval of Landlord’s environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of this Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of-pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $[***]. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties. (a) Failure to Provide Surrender Plan. If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the reasonable cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28. (b) Security Systems. On the Commencement Date, Landlord shall provide Tenant, without charge, with working access cards or devices for the Building access control systems at a ratio of 5 keys per each 1,000 rentable square feet comprising the Premises. Landlord shall, at Tenant’s expense, provide replacement access cards. Upon the expiration or earlier termination of this Lease, Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, elevators, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, by mutual agreement of Landlord and Tenant, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises. (c) Elevator Security. Landlord shall, at its sole expense and not as an Operating Expense, cause the passenger elevators serving the Premises to have programmable access control to lock-off each floor using a proximity or insert type card reader. (d) Tenant’s Security Devices. Tenant shall have the right, at its sole cost and expense, to install security devices within and at the entrances to the Premises, including a separate and proprietary security/card badge system in the Premises and the Building. 29. Waiver of Jury Trial. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS

700 Quince Orchard Road—Novavax, Inc. —Page 28 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. 30. Environmental Requirements. (a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) that arise during or after the Term as a result of such contamination; provided, however, that Tenant shall have no indemnification, remediation, or other obligation or responsibility under this Section 30 for any contamination or Environmental Claim if Tenant proves by a preponderance of the evidence that such contamination or Environmental Claim arises from any Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from the Premises by Landlord, its employees or contractors, or that existed in the Premises as of the Commencement Date and were not brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from the Premises by Tenant or any Tenant Party. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project, or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project, or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project, or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long- term or short-term effect on the Premises or the Project. (b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials

700 Quince Orchard Road—Novavax, Inc. —Page 29 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (“Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, such installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature that, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information that could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors. (c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that, to Tenant’s actual knowledge, (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender, or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property, which contamination was permitted by Tenant or such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this Lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion. (d) Testing. Landlord shall have access to, and a right to perform inspections and tests of, the Premises and the Project to determine Tenant’s compliance with Environmental Requirements (as defined below), its obligations under this Section 30, or the environmental condition of the Premises and the Project. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary and non-confidential information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. Access shall be granted to Landlord upon Landlord’s prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant’s operations. Such inspections and tests shall be conducted at Landlord’s expense (which shall not constitute an Operating Expense), unless such inspections or tests are conducted pursuant to Section 21 hereof or reveal that Tenant has not complied with any Environmental Requirement, in which case Tenant shall reimburse Landlord for the reasonable cost of such inspection and tests. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord may have against Tenant. (e) Underground Tanks. Under no circumstances whatsoever will Tenant have the right to install any underground storage tank on or about the Premises or the Project. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project before the Commencement Date are used by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks if required by applicable

700 Quince Orchard Road—Novavax, Inc. —Page 30 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. Legal Requirements, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks. (f) Control Areas. Tenant shall be allowed to utilize up to 100% of the Hazardous Materials inventory within any control area or zone (located within the Premises), as designated from time to time by the applicable building code or other Legal Requirement, for Hazardous Materials use or storage. (g) Obligations. Each party’s obligations under this Section 30 shall survive the expiration or earlier termination of this Lease for the applicable statute of limitations period under federal, state, or local Legal Requirement. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily. (h) Definitions. As used herein, (i) the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder, and (ii) the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom. (i) Environmental Report. Tenant acknowledges receipt of a copy of the phase I environmental site assessment for the Project dated September 2020 prepared by Ramboll US Corporation. To the extent of Landlord’s actual knowledge (which knowledge shall be limited to the actual knowledge of Lawrence J. Diamond as of the Commencement Date, without any duty to investigate or make inquiry; Mr. Diamond shall have no personal liability whatsoever under this Lease), Landlord is not aware of any violations of Environmental Requirements affecting the Premises or the Project not disclosed in such phase I environmental site assessment. 31. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within [***] after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of [***], then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as

700 Quince Orchard Road—Novavax, Inc. —Page 31 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder. Notwithstanding the foregoing, if any claimed Landlord default hereunder will immediately, materially, and adversely affect Tenant’s ability to conduct its business in the Premises (a “Material Landlord Default”), Tenant shall, as soon as reasonably possible, but in any event within [***] of obtaining knowledge of such claimed Material Landlord Default, give Landlord written notice of such claim and telephonic notice to Tenant’s principal contact with Landlord. Landlord shall then have [***] to commence cure of such claimed Material Landlord Default and shall diligently prosecute such cure to completion. If Tenant failed to give Landlord the notice required hereunder within [***] of learning of the conditions giving rise to the claimed Material Landlord Default, Landlord shall be entitled to recover from Tenant, as Additional Rent, any costs incurred by Landlord in connection with such cure in excess of the costs, if any, that Landlord would otherwise have been liable to pay hereunder. If Landlord fails to commence cure of any claimed Material Landlord Default as provided above, Tenant may commence and prosecute such cure to completion, and shall be entitled to recover the costs of such cure (but not any consequential or other damages) from Landlord, to the extent of Landlord’s obligation to cure such claimed Material Landlord Default hereunder, subject to the limitations set forth in this paragraph and the other provisions of this Lease. In no event whatsoever shall any curative action by Tenant (a) affect any Building Systems serving areas outside of the Premises, or (b) affect any portion of the Building’s structure, roof, or exterior. All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership. 32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than [***] advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder. 33. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

700 Quince Orchard Road—Novavax, Inc. —Page 32 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. 34. Force Majeure. Neither Landlord nor Tenant shall be responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of such party (“Force Majeure”); provided, however, that in no event shall Force Majeure excuse Tenant from performing any monetary obligation under this Lease. 35. Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction, other than Jones Lang LaSalle Brokerage, Inc. (“JLL”), as Tenant’s broker. JLL shall be paid by Landlord pursuant to a separate agreement between Landlord and JLL. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than JLL, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. 36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM. 37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable. This Lease, including the exhibits attached hereto, constitutes the entire agreement between Landlord and Tenant pertaining to the subject matter hereof and supersedes all prior agreements, understandings, letters of intent, negotiations, and discussions, whether oral or written, of the parties, and there are no warranties, representations, or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein or in the documents delivered pursuant hereto or in connection herewith.

700 Quince Orchard Road—Novavax, Inc. —Page 33 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. 38. Signs; Exterior Appearance. (a) General. Tenant shall not, except as otherwise provided in Section 38(b) and without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed, or conditioned: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type that can be viewed from the exterior of the Premises. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type reasonably acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants. (b) Identification Signage. Tenant shall have the right, at its sole option, cost, and expense and in compliance with all applicable Legal Requirements, to install the maximum interior and exterior signs permitted by Legal Requirements, including, without limitation, installing and affixing to the exterior of the top level of the Building façade exactly 2 mounted, illuminated signs as desired by Tenant and permitted by applicable Legal Requirements (and related electrical connections and equipment) bearing the then- current name and the corporate logo of Tenant (“Identification Signage”). The Identification Signage shall be placed to maximize visibility on Quince Orchard Road and Firstfield Road. Such right shall be personal to Novavax, Inc. and any transferee pursuant to a Permitted Assignment/Sublease. Landlord shall have the right to approve (which approval shall not be unreasonably withheld, delayed, or conditioned) the location, color, size, and design of all such exterior signage, including, but not limited to, the Identification Signage as well as any impact the Identification Signage (as well as any other exterior signage mounted on the Building) may have on the structural integrity of the Building. Tenant shall, at its sole cost and expense, maintain all exterior signage in good order and repair consistent with a Class A building and have the right to replace, renovate, and/or update such exterior signage from time to time, subject to Landlord’s approval, which approval shall not be unreasonably withheld, delayed, or conditioned. On the expiration or earlier termination of the Term, Tenant shall, at its sole cost and expense, (i) remove such exterior signage in a good and workmanlike manner and in compliance with all applicable Legal Requirements, and (ii) repair any damage to the façade or appearance of the Building caused by installation, replacement, renovation, updating and/or removal of such exterior signage. (c) Monument Signage. Landlord shall have the right, at its sole cost and expense (which shall not be included in Operating Expenses), to install, maintain, and replace monument signage on the Project consistent with Landlord’s then current signage program. 39. Right to Extend Term. Tenant shall have the right to extend the Term of this Lease upon the following terms and conditions: (a) Extension Rights. Tenant shall have 2 consecutive rights (each, an “Extension Right”) to extend the term of this Lease for 5 years each (each, an “Extension Term”) on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise each Extension Right at least 12 months prior, and no earlier than 18 months prior, to the expiration of the Base Term of this Lease or the expiration of any prior Extension Term. (b) Base Rent. Upon the commencement of any Extension Term, Base Rent shall be payable at 95% of the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each anniversary of the commencement of the Extension Term by a percentage as determined by Landlord and agreed to

700 Quince Orchard Road—Novavax, Inc. —Page 34 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. by Tenant at the time the Market Rate is determined. As used herein, “Market Rate” shall mean the then market rental rate (including applicable market concessions) for comparable manufacturing, office, and laboratory space in the Gaithersburg, Maryland submarket as determined by Landlord and agreed to by Tenant. In addition, Landlord may impose a market rent for the parking rights provided hereunder. Within 30 days of the delivery to Landlord of Tenant’s written notice of Tenant’s election to exercise the Extension Right, Landlord shall deliver to Tenant Landlord’s determination of the Market Rate and the rent escalations for the Extension Term, whereupon Landlord and Tenant shall use commercially reasonable efforts to negotiate in good faith the Market Rate and rent escalations for the Extension Term (“Negotiation Period”). If Landlord and Tenant are unable to agree on the Market Rate and rent escalations by the date that is [***] prior to the expiration of the Base Term of this Lease, or the expiration of any prior Extension Term, Tenant may by written notice to Landlord not later than [***] prior to the expiration of the Base Term of this Lease, or the expiration of any then effective Extension Term, elect arbitration as described in Section 39(c) below. If Tenant does not elect such arbitration, Tenant shall be deemed to have waived any right to extend, or further extend, the Term of this Lease and all of the remaining Extension Rights shall terminate. (c) Arbitration. (i) Within [***] of Tenant’s notice to Landlord of its election to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within [***] after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (as defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within [***] after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within [***] after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon [***] prior written notice to the other party of such intent. (ii) The decision of the Arbitrator(s) shall be made within [***] after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute and deliver an amendment recognizing the Market Rate and escalations for the Extension Term. (iii) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in

700 Quince Orchard Road—Novavax, Inc. —Page 35 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. the appraisal of improved office and high tech industrial real estate in the greater Gaithersburg submarket area, or (B) a licensed commercial real estate broker with not less than 15 years’ experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the greater Gaithersburg submarket area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested. (d) Rights Personal. Extension Rights are personal to Tenant and are not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in this Lease, except that the Extension Right may be assigned in connection with any Permitted Assignment/Sublease of this Lease. (e) Exceptions. Notwithstanding anything set forth above to the contrary, Extension Rights shall not be in effect and Tenant may not exercise any of the Extension Rights: (i) during any period of time that Tenant is in monetary or material non-monetary Default under any provision of this Lease; or (ii) if Tenant has been in monetary or material non-monetary Default under any provision of this Lease [***] or more times, regardless of whether the Defaults are cured, during the [***] period immediately prior to the date that Tenant intends to exercise an Extension Right, regardless of whether the Defaults are cured. (f) No Extensions. The period of time within which any Extension Rights may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Rights. (g) Termination. The Extension Rights shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of an Extension Right, if, after such exercise, but prior to the commencement date of an Extension Term, (i) Tenant fails to timely cure any monetary or material non- monetary Default by Tenant under this Lease; or (ii) Tenant has Defaulted [***] or more times during the period from the date of the exercise of an Extension Right to the date of the commencement of the Extension Term, regardless of whether such Defaults are cured. 40. Tenant’s Right of First Refusal to Purchase Project. (a) General. If at any time during the Term of this Lease, Landlord shall receive an offer that it desires to accept from a third party (“Offeror”) to purchase fee simple title to the Project, Landlord shall deliver the terms of such offer to Tenant (“Tenant Purchase Notice”). Tenant shall have a period of [***] after Tenant’s receipt of the Tenant Purchase Notice within which to accept the terms of such offer contained in the Tenant Purchase Notice. If Tenant desires to accept the terms of the offer contained in the Tenant Purchase Notice (“Right of First Refusal”), Tenant shall send written notice of acceptance (“Tenant Acceptance Notice”) to Landlord before the expiration of such [***] period. Within [***] after the date of the Tenant Acceptance Notice, Tenant shall deliver to Chicago Title Insurance Company, as escrow agent (“Escrow Agent”), an escrow deposit in an amount equal to 5% of the purchase price set forth in such offer (“Escrow Deposit”). If Chicago Title Insurance Company is no longer in existence, the Escrow Agent shall be selected by Landlord and reasonably acceptable to Tenant. The Escrow Deposit shall be refundable in full until the expiration or earlier termination of the DD Period (as defined below). If Tenant fails to timely provide the Tenant Acceptance Notice or deliver the Escrow Deposit to Escrow Agent, Tenant shall be deemed to have irrevocably rejected the terms set forth in the Tenant Purchase Notice. Subject to the provisions of this Section 40, if Tenant does not accept (or is deemed to have rejected) the terms of the offer set forth in the Tenant Purchase Notice, then Landlord shall have the right to sell the Project to the Offeror or an Offeror Affiliate (as defined below). For purposes of this Section 40, (A) an “Offeror Affiliate” means any person or entity Controlling, Controlled by, or under common Control with Offeror, and (B) “Control” (and any form thereof, such as “Controlled” or “Controlling”) means with respect to any person or entity the possession directly or indirectly, through one or more intermediaries, of the power to: (1) vote more than 50% of the voting stock of such person or entity; or (2) direct or cause the direction of the

700 Quince Orchard Road—Novavax, Inc. —Page 36 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. management or policies of such person or entity, whether through the ownership of voting securities, membership interests, partnership interests, by contract, or otherwise. (b) Due Diligence. Because of Tenant’s ongoing occupancy of the Premises and knowledge of the Project and notwithstanding any contrary provision contained in the Tenant Purchase Notice, Tenant shall have a period of [***] from the date of the Tenant Acceptance Notice (“DD Period”) to perform any non-invasive studies, inspections, and other forms of due diligence of the Project. Notwithstanding any contrary provision contained in the Tenant Purchase Notice, the closing on the purchase and sale of the Project (“Closing”) shall occur not later than [***] after the expiration of the DD Period (“Closing Date”). (c) Revival of Right of First Refusal. If Tenant does not accept (or is deemed to have rejected) the terms of the offer set forth in the Tenant Purchase Notice, Landlord shall have the right to sell the Project to the Offeror or an Offeror Affiliate at a purchase price not less than [***] of the purchase price stated in the Tenant Purchase Notice. If Landlord intends to sell the Project to the Offeror or an Offeror Affiliate at a purchase price less than [***] of the purchase price stated in the Tenant Purchase Notice, Landlord shall first send a new Tenant Purchase Notice to Tenant reflecting the lower purchase price in accordance with the procedures set forth in Section 40(a) above. If Landlord has not closed on the sale of the Project to the Offeror or an Offeror Affiliate within [***] after Tenant’s rejection (or deemed rejection) of the Tenant Purchase Notice, Landlord shall again be required to comply with the provisions of this Section 40 before selling the Project to any Offeror (or any Offeror Affiliate), it being agreed that Tenant’s Right of First Refusal is intended to be a recurring right. (d) Terms of Purchase and Sale. In the event of a sale of the Project to Tenant under this Section 40, Landlord shall convey title to the Project to Tenant or its designee on the Closing Date by means of a special warranty deed in form and substance reasonably acceptable to Landlord and Tenant (“Deed”). As a material inducement by Landlord to grant Tenant the Right of First Refusal, Tenant acknowledges and agrees that the Project is being sold by Landlord in its then “AS IS, WHERE IS, WITH ALL FAULTS” condition without any representation or warranty, either express or implied, oral or written. Tenant acknowledges that Landlord has not made, does not make, and specifically negates, renounces, and disclaims any representations, warranties, promises, covenants, agreements, or guaranties of any kind or character whatsoever, whether express or implied, oral or written, as to, concerning, or with respect to, any other matter or attribute of the Project. Tenant acknowledges and agrees that Landlord shall be under no duty to make any affirmative disclosures regarding any matter that may be known to Landlord. Notwithstanding anything in this Lease to the contrary, the agreements of Tenant contained in this Section 40 shall survive the Closing and any termination of this Lease. Tenant further acknowledges and agrees that it (i) is relying solely on its own independent investigation of the Project and not on any information provided or to be provided by Landlord, it agents, or contractors, (ii) knowingly, voluntarily, and willingly assumes the risk of the physical condition and state of repair of the Project, and (iii) has not been induced by and has not relied on any representations, warranties, or statements, whether express or implied, oral or written, made by Landlord or any agent, employee, or other representative of Landlord or by any broker or any other person representing or purporting to represent Landlord, that are not expressly set forth in this Lease. The purchase price shall not be reduced as a consequence of reasonable use, wear, tear, and natural deterioration between the date of the Tenant Acceptance Notice and the Closing Date. (e) Closing Adjustments. All paid or accrued Rents under this Lease shall be prorated and apportioned as of the Closing Date. This Lease shall terminate on the consummation of the Closing; provided, however, that such termination shall not relieve or excuse Tenant from its obligations to pay to Landlord past due or delinquent Rents or other payments that have become due hereunder on or before the Closing Date. If, on the Closing Date, there are any past due or delinquent Rents or other payments that have become due hereunder, at Closing Tenant shall pay to Landlord in cash such past due, delinquent rents, or other payments that have become due hereunder. Within [***] after the Closing Date, Landlord shall deliver to Tenant a statement setting forth the actual Operating Expenses expended by Landlord

700 Quince Orchard Road—Novavax, Inc. —Page 37 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. during the period in which the Tenant leased the Premises in the calendar year in which the Closing occurs (“Closing Period”). If the amounts paid by Tenant during the course of the Closing Period are less than Tenant's Share of the actual Operating Expenses, then Tenant shall, within [***] after receipt of the annual statement, pay the entire amount of the deficiency as Additional Rent. If the amounts paid by Tenant during the course of the Closing Period are more than Tenant's Share of the actual Operating Expenses and Tenant has otherwise fully performed its obligations under this Lease, then Landlord shall pay such amounts to Tenant within [***] after Tenant’s receipt of such statement. (f) Closing Costs. At Closing, (i) Tenant shall pay all costs of title insurance, examination, and certification; 50% of any transfer and recordation tax due in connection with the conveyance of the Project and the recordation of the Deed; recordation taxes due in connection with the recordation of any mortgage or deed of trust securing financing obtained by Tenant in connection with the acquisition of the Project; escrow fees and costs; any sales taxes due on the sale of personal property; the fees and expenses of Tenant’s attorneys; survey costs; and all other costs incurred by Tenant or required to be paid by Tenant, (ii) Landlord shall pay 50% of any transfer and recordation tax due in connection with the conveyance of the Project and the recordation of the Deed, and all other costs and expenses incurred by Landlord or required to be paid by Landlord, including, but not limited to, attorneys’ fees incurred by Landlord in connection with the transaction contemplated by the Right of First Refusal, (iii) Landlord and Tenant shall execute and deliver a closing statement that shall, among other items, set forth the purchase price, all credits against the purchase price, the amounts of all prorations and other adjustments to the purchase price and all disbursements made at Closing on behalf of Landlord and Tenant, and (iv) Tenant shall pay to Landlord the purchase price in cash by means of a wire transfer (via Fedwire). Tenant shall receive no credit against the purchase price for any payments of Base Rent that may have been made by Tenant. To the extent not otherwise provided in this paragraph, any other closing costs shall be apportioned at Closing in the manner then customary for comparable commercial real estate transactions in Montgomery County, Maryland. In any case where sufficient information is not available at the Closing to make an accurate proration, Landlord and Tenant shall reasonably estimate the proration at the Closing and shall make a recalculation of the apportionment of the same as soon as the necessary information becomes available, at which time Landlord or Tenant, as the case may be, promptly shall make an appropriate payment to the other based on such recalculation. (g) No Right if Default, Assignment, or Sublet. Tenant shall not have a Right of First Refusal if, at the time Landlord delivers the Tenant Purchase Notice to Tenant, Tenant is in Default under any provision of this Lease. The Right of First Refusal is personal to Novavax, Inc. and is not assignable without Landlord’s consent, which consent may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in this Lease. (h) Certain Transfers Excluded. The Right of First Refusal shall not apply to the following (collectively, “Excluded Transfers”): (i) any sale or transfer of the Project to an entity in which Landlord or a Landlord Affiliate (as defined below) has a controlling interest; (ii) any transfer without consideration, (iii) any condemnation or eminent domain action or proceeding affecting all or any part of the Project by any Governmental Authority for any public or quasi-public use or purpose, including a sale thereof under threat of such a taking, (iv) any foreclosure proceeding or sale or any sale in lieu of a foreclosure affecting the Project, or (v) any portfolio transaction that includes at least one other real estate asset consisting of a commercial building or land capable of accommodating a new commercial building. For purposes of this Lease, “Landlord Affiliate” means any person or entity Controlling, Controlled by, or under common Control with Landlord. (i) Like-Kind Exchange. Landlord or Tenant shall have the right to structure the sale of the Project as a forward or reverse exchange thereof for other real property of a like-kind to be designated by Landlord or Tenant, with the result that the exchange shall qualify for non-recognition of gain under Section 1031 of the Internal Revenue Code, as amended (“Code”), in which case the other party shall execute and deliver any documents reasonably necessary to effect such exchange, as reasonably approved by the other party’s counsel, and otherwise assist and cooperate with the requesting party in effecting such exchange,

700 Quince Orchard Road—Novavax, Inc. —Page 38 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. provided that: (i) any costs and expenses incurred by the other party as a result of structuring such transaction as an exchange, as opposed to an outright sale, shall be borne by the requesting; (ii) the requesting party shall indemnify, defend, and hold harmless the other party from and against any liabilities, costs, damages, claims, demands, or expenses (including, but not limited to, reasonable attorneys’ fees) arising from, or relating to, the cooperation of the other party in effecting the exchange contemplated hereby; (iii) such exchange shall not result in any delay of the closing; and (iv) the other party’s participation shall not in any way be deemed to be a representation, warranty, or opinion regarding the qualification of such exchange for non-recognition of gain under Section 1031 of the Code. (j) Right of First Refusal Terminates After Sale to Offeror. Upon any sale of the Project (other than an Excluded Transfer) to a third-party and subject to Landlord’s compliance with the terms of this Section 40, the Right of First Refusal shall forever terminate. (k) Time of Essence. Time is of the essence with respect to all time periods and deadlines set forth in this Section 40. (l) No Recording. Because of the potential for triggering recordation and transfer taxes on this Lease and except as otherwise provided in Section 42(d), neither Landlord nor Tenant shall record any document in the Land Records any document giving notice of the Right of First Refusal or this Lease. 41. Landlord’s Right of First Refusal—14 Firstfield Road. (a) General. As long as Tenant or a Tenant Affiliate (as defined below) is the owner of fee simple title to 14FF and Tenant shall receive an offer that it desires to accept from a third party (“14FF Offeror”) to purchase fee simple title to 14FF, Tenant shall deliver the terms of such offer to Landlord (“Landlord Purchase Notice”). Landlord shall have a period of [***] after its receipt of the Landlord Purchase Notice within which to accept the terms of such offer contained in the Landlord Purchase Notice. If Landlord desires to accept the terms of the offer contained in the Landlord Purchase Notice (“14FF Right of First Refusal”), Landlord shall send written notice of acceptance (“Landlord Acceptance Notice”) to Tenant before the expiration of such [***] period. Within [***] after the date of the Landlord Acceptance Notice, Landlord shall deliver to Escrow Agent an escrow deposit in an amount equal to 5% of the purchase price set forth in such offer (“14FF Escrow Deposit”). The 14FF Escrow Deposit shall be refundable in full until the expiration or earlier termination of the 14FF DD Period (as defined below). If Landlord fails to timely provide the Landlord Acceptance Notice or deliver the 14FF Escrow Deposit to Escrow Agent, Landlord shall be deemed to have irrevocably rejected the terms set forth in the Landlord Purchase Notice. Subject to the provisions of this Section 41, if Landlord does not accept (or is deemed to have rejected) the terms of the offer set forth in the Landlord Purchase Notice, then (i) Tenant shall have the right to sell 14FF to the 14FF Offeror or a 14FF Offeror Affiliate (as defined below), and (ii) Landlord shall be deemed to have waived its 14FF Right of First Refusal. For purposes of this Section 41, a “14FF Offeror Affiliate” means any person or entity Controlling, Controlled by, or under common Control with 14FF Offeror. (b) Due Diligence. Landlord shall have a period of [***] from the date of the Landlord Acceptance Notice (“14FF DD Period”) to perform any non-invasive studies, inspections, and other forms of due diligence of 14FF. Notwithstanding any contrary provision contained in the Landlord Purchase Notice, the closing on the purchase and sale of 14FF (“14FF Closing”) shall occur not later than [***] after the expiration of the 14FF DD Period (“14FF Closing Date”). (c) Revival of 14FF Right of First Refusal. If Landlord does not accept (or is deemed to have rejected) the terms of the offer set forth in the Landlord Purchase Notice, Tenant shall have the right to sell 14FF to the 14FF Offeror or a 14FF Offeror Affiliate at a purchase price not less than 90% of the purchase price stated in the Landlord Purchase Notice. If Tenant intends to sell 14FF to the 14FF Offeror or a 14FF Offeror Affiliate at a purchase price less than 90% of the purchase price stated in the Landlord

700 Quince Orchard Road—Novavax, Inc. —Page 39 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. Purchase Notice, Tenant shall first send a new Landlord Purchase Notice to Landlord reflecting the lower purchase price in accordance with the procedures set forth in Section 41(a) above. If Tenant has not closed on the sale of 14FF to the 14FF Offeror or a 14FF Offeror Affiliate within 180 days after Landlord’s rejection (or deemed rejection) of the Landlord Purchase Notice, Tenant shall again be required to comply with the provisions of this Section 41 before selling 14FF to any 14FF Offeror (or any 14FF Offeror Affiliate), it being agreed that Landlord’s 14FF Right of First Refusal is intended to be a recurring right. (d) Terms of Purchase and Sale. In the event of a sale of 14FF to Landlord under this Section 41, Tenant shall convey title to 14FF to Landlord or its designee on the 14FF Closing Date by means of a special warranty deed in form and substance reasonably acceptable to Landlord and Tenant (“14FF Deed”). As a material inducement by Tenant to grant Landlord the 14FF Right of First Refusal, Landlord acknowledges and agrees that 14FF is being sold by Tenant in its then “AS IS, WHERE IS, WITH ALL FAULTS” condition without any representation or warranty, either express or implied, oral or written. Landlord acknowledges that Tenant has not made, does not make, and specifically negates, renounces, and disclaims any representations, warranties, promises, covenants, agreements, or guaranties of any kind or character whatsoever, whether express or implied, oral or written, as to, concerning, or with respect to, any other matter or attribute of 14FF. Landlord acknowledges and agrees that Tenant shall be under no duty to make any affirmative disclosures regarding any matter that may be known to Tenant. Notwithstanding anything in this Lease to the contrary, the agreements of Landlord contained in this Section 41 shall survive the 14FF Closing and any termination of this Lease. Landlord further acknowledges and agrees that it (i) is relying solely on its own independent investigation of 14FF and not on any information provided or to be provided by Tenant, it agents, or contractors, (ii) knowingly, voluntarily, and willingly assumes the risk of the physical condition and state of repair of 14FF, and (iii) has not been induced by and has not relied on any representations, warranties, or statements, whether express or implied, oral or written, made by Tenant or any agent, employee, or other representative of Tenant or by any broker or any other person representing or purporting to represent Tenant, that are not expressly set forth in this Lease. The purchase price shall not be reduced as a consequence of reasonable use, wear, tear, and natural deterioration between the date of the Landlord Acceptance Notice and the 14FF Closing Date. (e) Closing Adjustments. All paid or accrued rents under any leases, licenses, or other occupancy agreements encumbering all or a part of 14FF (collectively, the “14FF Leases”) shall be prorated and apportioned as of the 14FF Closing Date. If, on the 14FF Closing Date, there are any past due or delinquent rents or other payments that have become due under the 14FF Leases, from and after Closing Landlord (and not Tenant) shall have the right, but not the obligation, to seek collection of such amounts and retain any such amounts collected. (f) 14FF Closing Costs. At the 14FF Closing, (i) Landlord shall pay all costs of title insurance, examination, and certification; 50% of any transfer and recordation tax due in connection with the conveyance of 14FF and the recordation of the 14FF Deed; recordation taxes due in connection with the recordation of any mortgage or deed of trust securing financing obtained by Landlord in connection with the acquisition of 14FF; escrow fees and costs; any sales taxes due on the sale of personal property; the fees and expenses of Landlord’s attorneys; survey costs; and all other costs incurred by Landlord or required to be paid by Landlord, (ii) Tenant shall pay 50% of any transfer and recordation tax due in connection with the conveyance of 14FF and the recordation of the 14FF Deed, and all other costs and expenses incurred by Tenant or required to be paid by Tenant, including, but not limited to, attorneys’ fees incurred by Tenant in connection with the transaction contemplated by the 14FF Right of First Refusal, (iii) Landlord and Tenant shall execute and deliver a closing statement that shall, among other items, set forth the purchase price, all credits against the purchase price, the amounts of all prorations and other adjustments to the purchase price and all disbursements made at the 14FF Closing on behalf of Landlord and Tenant, and (iv) Landlord shall pay to Tenant the purchase price in cash by means of a wire transfer (via Fedwire). To the extent not otherwise provided in this paragraph, any other closing costs shall be apportioned at the 14FF Closing in the manner then customary for comparable commercial real estate transactions in Montgomery County,

700 Quince Orchard Road—Novavax, Inc. —Page 40 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. Maryland. In any case where sufficient information is not available at the 14FF Closing to make an accurate proration, Landlord and Tenant shall reasonably estimate the proration at the 14FF Closing and shall make a recalculation of the apportionment of the same as soon as the necessary information becomes available, at which time Landlord or Tenant, as the case may be, promptly shall make an appropriate payment to the other based on such recalculation. (g) Assignment or Sublet. No Right if Default, Assignment, or Sublet. Landlord shall not have a 14FF Right of First Refusal if, at the time Tenant delivers the Landlord Purchase Notice to Landlord, Landlord is in Default under any provision of this Lease. The 14FF Right of First Refusal is personal to ARE-Maryland No. 51 Holding, LLC, and is not assignable without Tenant’s consent, which consent may be granted or withheld in Tenant’s sole discretion; provided, however, that Landlord shall have the following rights without Tenant’s consent (but with notice to Tenant): (i) to designate a 700 QO Owner Affiliate to take title to 14FF, and (ii) to assign the 14FF Right of First Refusal to a 700 QO Owner Affiliate. For purposes of this Lease, “700 QO Owner Affiliate” means any person or entity Controlling, Controlled by, or under common Control with Alexandria Real Estate Equities, Inc. (h) Certain Transfers Excluded. The 14FF Right of First Refusal shall not apply to the following (collectively, “14FF Excluded Transfers”): (i) any sale or transfer of 14FF to an entity in which Tenant or a Tenant Affiliate (as defined below) has a controlling interest; (ii) any transfer without consideration, (iii) any condemnation or eminent domain action or proceeding affecting all or any part of 14FF by any Governmental Authority for any public or quasi-public use or purpose, including a sale thereof under threat of such a taking, (iv) any foreclosure proceeding or sale or any sale in lieu of a foreclosure affecting 14FF, or (v) any portfolio transaction that includes at least one other real estate asset consisting of a commercial building or land capable of accommodating a new commercial building. For purposes of this Lease, “Tenant Affiliate” means any person or entity Controlling, Controlled by, or under common Control with Tenant. (i) Like-Kind Exchange. Landlord or Tenant shall have the right to structure the sale of 14FF as a forward or reverse exchange thereof for other real property of a like-kind to be designated by Landlord or Tenant, with the result that the exchange shall qualify for non-recognition of gain under Section 1031 of the Code, in which case the other party shall execute and deliver any documents reasonably necessary to effect such exchange, as reasonably approved by the other party’s counsel, and otherwise assist and cooperate with the requesting party in effecting such exchange, provided that: (i) any costs and expenses incurred by the other party as a result of structuring such transaction as an exchange, as opposed to an outright sale, shall be borne by the requesting party; (ii) the requesting party shall indemnify, defend, and hold harmless the other party from and against any liabilities, costs, damages, claims, demands, or expenses (including, but not limited to, reasonable attorneys’ fees) arising from, or relating to, the cooperation of the other party in effecting the exchange contemplated hereby; (iii) such exchange shall not result in any delay of the 14FF Closing; and (iv) the other party’s participation shall not in any way be deemed to be a representation, warranty, or opinion regarding the qualification of such exchange for non- recognition of gain under Section 1031 of the Code. (j) 14FF Right of First Refusal Terminates After Sale to 14FF Offeror. Upon any sale of 14FF (other than a 14FF Excluded Transfer) to a third-party and subject to Tenant’s compliance with the terms of this Section 41, the 14FF Right of First Refusal shall forever terminate. (k) Time of Essence. Time is of the essence with respect to all time periods and deadlines set forth in this Section 41. (l) Recording. Landlord and Tenant shall execute and deliver to the other concurrently with the Project Closing an agreement embodying the terms of this Section 41 (which agreement shall be in the form attached hereto as Exhibit H) as well as a memorandum of that agreement that shall be recorded by Tenant contemporaneous with the Project Closing, at Landlord’s cost, among the Land Records (“14FF

700 Quince Orchard Road—Novavax, Inc. —Page 41 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. ROFR Memo”). The 14FF ROFR Memo shall be senior in lien priority to the lien, operation, and effect of any deed of trust, mortgage, or other form of financing secured by, or encumbering, 14FF. Concurrently with the recordation of the 14FF ROFR Memo, Landlord shall execute and deliver to Escrow Agent, in escrow, the form of termination of the 14FF ROFR Memo that shall be released from escrow, at the mutual direction of Landlord and Tenant, on the termination of the 14FF Right of First Refusal. 42. Miscellaneous. (a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices. (b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant. (c) Financial Information. Tenant shall furnish Landlord with true and complete copies of Tenant’s most recent annual financial statements (at Tenant’s option, such annual financial statements shall either be audited or certified by an officer of Tenant) within [***] (or such longer period as may be reasonably required for an audit if Tenant is providing audited financial statements) of the end of each of Tenant’s fiscal years during the Term. In addition to providing such statements within the foregoing time period, Tenant shall, on Landlord’s written request, also furnish a year-to-date financial statement to Landlord not more frequently than one time per calendar year. All such statements shall be treated by Landlord as confidential information belonging to Tenant. Notwithstanding the foregoing, for so long as Tenant is a publicly traded company, and Tenant’s annual financial information is publicly available and/or published on Tenant’s website, then Tenant will not be required to provide to Landlord the financial statements required by this Section 42(c). (d) Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease. (e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease. (f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties. (g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid

700 Quince Orchard Road—Novavax, Inc. —Page 42 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. (h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws. (i) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease. (j) OFAC. Tenant, and all beneficial owners of Tenant, are currently (i) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (ii) not listed on, and shall not during the Term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (iii) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules. (k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control. (l) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease. (m) Non-Disclosure of Terms. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of such terms could adversely affect the ability of Landlord and its affiliates to negotiate, manage, and administer other leases and impair Landlord’s relationship with prospective tenants. Accordingly, as a material inducement for Landlord to enter into this Lease, Tenant, on behalf of itself and its partners, managers, members, officers, directors, employees, agents, and attorneys, agrees that it shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any publication or other media or any tenant or apparent prospective tenant of the Building or other portion of the Project, or real estate agent or broker, either directly or indirectly, except as necessary to seek advice from Tenant’s brokers, accountants, attorneys, lenders, consultants, employees, officers, and similar professionals having an advisory or fiduciary duty to Tenant provided Tenant obligates such recipients to maintain the confidentiality of the terms of this Lease. (n) Counterparts/Electronic Signatures. This Lease may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000, such as DocuSign) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Lease and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

700 Quince Orchard Road—Novavax, Inc. —Page 43 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. (o) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises that, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses/goggles, latex gloves, or face shield. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant. (p) “Green” Certification. Tenant acknowledges that Landlord may, but shall not be obligated to, seek to obtain Leadership in Energy and Environmental Design (LEED), WELL Building Standard, or other similar “green” certification for the Project and/or the Premises, and Tenant agrees to reasonably cooperate with Landlord (at no out of pocket expense to Tenant), and to provide such information and/or documentation as Landlord may reasonably request, in connection therewith. (q) Prevailing Party. Subject to the provisions of Section 21(f), if either party commences litigation against the other for the specific performance of this Lease, for damages for the breach hereof, or otherwise for enforcement of any remedy hereunder, or for declaratory relief hereunder, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys’ fees as may have been incurred, including any costs incurred in enforcing, perfecting, and executing such judgment. [ Signatures on next page ]

700 Quince Orchard Road—Novavax, Inc. —Page 44 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal as of the day and year first above written. TENANT: NOVAVAX, INC., a Delaware corporation By:/s/ John A. Herrmann III (SEAL) Name: John A. Herrmann III Title: EVP, CLO LANDLORD: ARE-MARYLAND NO. 51, LLC, a Delaware limited liability company By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, as its sole member By: ARE-QRS CORP., a Maryland corporation, general partner By: /s/ [***] (SEAL) Name: [***] Title: Vice President RE Legal Affairs

700 Quince Orchard Road—Novavax, Inc. —Page 45 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. EXHIBIT A TO LEASE DESCRIPTION OF PREMISES [Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the description of premises has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

700 Quince Orchard Road—Novavax, Inc. —Page 46 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. EXHIBIT B TO LEASE DESCRIPTION OF PROJECT [Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the description of project has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

700 Quince Orchard Road—Novavax, Inc. —Page 47 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. EXHIBIT C TO LEASE WORK LETTER [Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the work letter has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

700 Quince Orchard Road—Novavax, Inc. —Page 48 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. EXHIBIT C-1 TO LEASE SHELL CONDITION [Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the shell condition has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

700 Quince Orchard Road—Novavax, Inc. —Page 49 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. EXHIBIT C-2 TO LEASE ADDITIONAL HVAC ALLOWANCE—SCOPE [Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the additional HVAC Allowance has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

700 Quince Orchard Road—Novavax, Inc. —Page 50 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. EXHIBIT C-3 TO LEASE ADDITIONAL 1st FLOOR CONVERSION ALLOWANCE—SCOPE [Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the additional 1st floor conversion allowance has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

700 Quince Orchard Road—Novavax, Inc. —Page 51 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. EXHIBIT D TO LEASE ACKNOWLEDGMENT OF COMMENCEMENT DATE [Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the acknowledgment of commencement date has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

Exhibit 10.27 Certain information identified with [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. EXHIBIT E TO LEASE Rules and Regulations [Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the rules and regulations has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

700 Quince Orchard Road—Novavax, Inc. —Page 53 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. EXHIBIT F TO LEASE TENANT’S PERSONAL PROPERTY [Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the tenant’s personal property has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

700 Quince Orchard Road—Novavax, Inc. —Page 54 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. EXHIBIT G TO LEASE PARKING EASEMENT AGREEMENT [Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the parking easement agreement has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. EXHIBIT H TO LEASE RIGHT OF FIRST REFUSAL AGREEMENT [Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the right of first refusal agreement has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

700 Quince Orchard Road—Novavax, Inc. —Page 56 Error! Unknown document property name. Copyright © 20 07, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Eq uities, Inc. EXHIBIT I TO LEASE GENERATOR LOCATION OPTIONS [Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the generator location options has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]